December 15, 2014

NEUBERGER BERMAN INTRINSIC VALUE FUND

SUMMARY PROSPECTUS
Class R6 Shares (NRINX)

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund's SAI) online at http://www.nb.com/equityfunds/r6. You can also get this information at no cost by calling 800-366-6264 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund's shares. The Fund's prospectus and SAI, each dated December 15, 2014 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks long term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.93
Distribution (12b-1) fees	None
Other expenses[1]	0.13
Total annual operating expenses	1.06
Fee waiver and/or expense reimbursement	0.13
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.93

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R6	$95	$296	$545	$1,257

[1]	"Other expenses" are based on estimated amounts for the current fiscal year; actual expenses may vary.

[2]
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) are limited to 0.93% of average net assets. This undertaking lasts until 8/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay NBM for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.93% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of small- and mid-capitalization companies, which it defines as those companies with a total market value between $50 million and $10 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company's market value has increased above or decreased below this range.

NEUBERGER BERMAN INTRINSIC VALUE FUND	December 15, 2014

The Fund's strategy consists of using a bottom-up, research driven approach to identify stocks of companies that are available at market prices below the Portfolio Managers' estimate of their intrinsic value and that the Portfolio Managers believe have the potential for appreciation in value over time. The Portfolio Managers' estimate of a company's intrinsic value represents their view of the company's true, long-term economic value, which may be currently distorted by market inefficiencies. This estimate of intrinsic value represents what the Portfolio Managers believe a company could be worth if it is acquired, if its profitability normalizes to its long-term average level, or if its valuation moves in line with publicly traded peers' valuations.

The Portfolio Managers believe that while markets are often efficient, certain investment opportunities tend to be mispriced due to market inefficiencies. For example, market inefficiencies may exist at times in the small capitalization segment of the market due to a lack of widely available research on these companies. The Portfolio Managers attempt to exploit these market inefficiencies and look for opportunities to invest in companies they believe to be undervalued, such as companies with the following characteristics:

■	Complex Companies: These companies typically have multiple lines of business that are in different industries or sectors and/or that have different growth rates and profitability characteristics.
■	Cyclical Companies: These companies typically have ebbs and flows in their business depending on demand patterns for their products, the length of product cycles, or other transient factors.
■
Companies in a Period of Interrupted Growth: Typically, these are companies in attractive, high growth markets that have suffered what the Portfolio Managers believe is a temporary setback and/or are in transition to a more mature, lower growth business model that focuses more on current earnings than on rapid growth.

In seeking to identify these types of companies, the Portfolio Managers perform an initial screening to identify those companies that have stock prices that are trailing the performance of the overall market and that the Portfolio Managers believe are attractive relative to current cash flows. Next, the Portfolio Managers establish an estimate of a company's intrinsic value. The Portfolio Managers will invest in a company's stock on the basis of the company's discount to the Portfolio Managers' estimate of intrinsic value and the Portfolio Managers' belief in its potential for appreciation over time. In addition, the Portfolio Managers may invest in anticipation of a catalyst, such as a merger, liquidation, spin off, or management change. The Portfolio Managers will typically visit a company and interview its management team to help understand management's incentives (such as equity ownership in the company and compensation plans), the merits of its strategic plan, and any other factors that have the potential to increase the value of the company's stock.

The Portfolio Managers establish an intrinsic value for a company's stock when it is purchased and then continue to evaluate the company's stock price versus their estimate of its intrinsic value to determine whether to maintain, add to, reduce or eliminate the position. The Portfolio Managers typically reduce or eliminate a position in a company's stock as the stock's price appreciates and the company's discount to their estimate of its intrinsic value narrows. The Portfolio Managers' decision to reduce or eliminate a position in a particular stock may also be driven by their belief that another company's stock has a wider discount to their estimate of its intrinsic value. Changes in a company's management or corporate strategy may also cause the Portfolio Managers to reduce or eliminate a position in that company's stock.

At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund's performance depends on what happens in the stock market. The market's behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

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The following factors can significantly affect the Fund's performance:

Market Volatility. Markets may at times be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. An individual security or particular type of security may be more volatile, and may perform differently, than the market as a whole.

Small- and Mid-Cap Stock Risk. At times, small- and mid-cap companies may be out of favor with investors. Compared to larger companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated or the market may react differently than expected to the catalyst. Certain catalysts, such as companies emerging from, or restructuring as a result of, bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund's exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund's investment program.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

Recent Market Conditions. The financial crisis that started in 2008 continues to affect the U.S. and many foreign economies. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may

NEUBERGER BERMAN INTRINSIC VALUE FUND	December 15, 2014

decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Risk of Increase in Expenses. A decline in the Fund's average net assets during the current fiscal year due to market volatility or other factors could cause the Fund's expense ratios for the current fiscal year to be higher than the expense information presented in "Fees and Expenses."

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in "Descriptions of Indices" in the prospectus, have characteristics relevant to the Fund's investment strategy.

As of May 7, 2010, the Fund became the successor to DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance after September 12, 2008 is that of DJG Fund and the performance from July 8, 1997 (the Fund's commencement of operations) to September 11, 2008 is that of DJG Account. On May 7, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors.

The Predecessors did not have distribution policies. The Predecessors were an unregistered limited partnership and an unregistered commingled investment account, did not qualify as regulated investment companies for federal income tax purposes and did not pay dividends or other distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Fund prior to May 7, 2010.

NEUBERGER BERMAN INTRINSIC VALUE FUND	December 15, 2014

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
19.47	2.54	22.01	6.09	-41.04	60.80	24.86	-12.43	18.74	39.68
Best quarter: Q2 '09, 30.56% Worst quarter: Q4 '08, -30.60% Year-to-date performance as of 9/30/2014: -1.39%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/13*
	1 Year	5 Years	10 Years	Since Inception (7/8/1997)
Intrinsic Value Fund
Return Before Taxes	39.68	23.87	10.55	12.26
Return After Taxes on Distributions	38.37	None	None	None
Return After Taxes on Distributions and Sale of Fund Shares	23.46	None	None	None
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	34.52	17.64	8.61	9.34
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	38.82	20.08	9.07	8.15
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
The above performance is that of the Fund's Institutional Class. Because Institutional Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. For Institutional Class, the performance prior to 5/7/2010 is that of the Fund's Predecessors. Returns would have been lower if the investment adviser to the Predecessors and/or NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund's investment manager. Neuberger Berman LLC (NB LLC) is the Fund's sub-adviser.

PORTFOLIO MANAGERS

The Fund is co-managed by Benjamin H. Nahum (Managing Director of NBM and NB LLC), James F. McAree (Senior Vice President of NBM and NB LLC) and Amit Solomon (Senior Vice President of NBM and NB LLC). They have managed the Fund since its inception in 2010. Mr. Nahum served as the portfolio manager of the Fund's Predecessors from 1997 to 2010, and Mr. McAree and Mr. Solomon served as research analysts to the Fund's Predecessors from 2005 and 2002, respectively, to 2010.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through investment providers such as banks, brokerage firms, retirement plan administrators, and financial

NEUBERGER BERMAN INTRINSIC VALUE FUND	December 15, 2014

advisers. Contact any investment provider authorized to sell the Fund's shares. See "Maintaining Your Account" in the prospectus for eligibility requirements for purchases of Class R6 shares.

For certain institutional investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, or exchange (call 800-366-6264 for instructions). See "Maintaining Your Account" in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If an investor purchases shares of another class of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or that other class over another investment. No such payments are made with respect to Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

NEUBERGER BERMAN INTRINSIC VALUE FUND	December 15, 2014

SEC File Number: 811-00582
P0270 12/14